                           SCHEDULE 14-A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
CHECK THE APPROPRIATE BOX:
[ ]  PRELIMINARY PROXY STATEMENT
[X]  DEFINITIVE PROXY STATEMENT
[ ]  DEFINITIVE ADDITIONAL MATERIALS
[ ]  SOLICITING MATERIAL PURSUANT TO SS.240.14A-11(C) OR SS.240.14A-12

                             ALPENA BANCSHARES, INC.
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] NO FEE REQUIRED.
[ ] $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II), 14A-6(I)(1), OR 14A-6(J)(2).
[ ] $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE
    14A-6(I)(3).
[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

        1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

        ---------------------------------------------

        2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

        ---------------------------------------------

        3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:

        ---------------------------------------------

        4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

        ---------------------------------------------

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

1) AMOUNT PREVIOUSLY PAID:


2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:


3) FILING PARTY:


4) DATE FILED: FEBRUARY 18, 2005

                             ALPENA BANCSHARES, INC.
                             100 SOUTH SECOND AVENUE
                             ALPENA, MICHIGAN 49707
                                 (989) 356-9041

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 23, 2005

        Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Alpena Bancshares, Inc. (the "Company") will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, at 10:00 a.m. Michigan time, on March 23, 2005. The Company owns 100% of the common stock of First Federal of Northern Michigan (the "Bank") and is majority-owned by Alpena Bancshares, M.H.C. (the "Mutual Holding Company").

        A Proxy Statement and Proxy Card for the Meeting are enclosed. The Meeting is being held for the purpose of considering and voting upon:

        1. A plan of conversion and reorganization (the "Plan") pursuant to which the Mutual Holding Company will be merged into the Bank, and the Company will be succeeded by First Federal of Northern Michigan Bancorp, Inc., a new Maryland corporation that has been established for the purpose of completing the conversion and reorganization. As described in the enclosed material, the rights of stockholders of First Federal of Northern Michigan Bancorp, Inc. will be more limited than the rights stockholders currently have in the Company. As part of the conversion and reorganization, shares of common stock representing the Mutual Holding Company's ownership interest in the Company will be offered for sale in a subscription and community offering by First Federal of Northern Michigan Bancorp, Inc. Shares of common stock of the Company currently held by public stockholders will be exchanged for shares of First Federal of Northern Michigan Bancorp, Inc. pursuant to an exchange ratio that will ensure that each stockholder at the time of the exchange will own the same percentage of First Federal of Northern Michigan Bancorp, Inc. after the conversion and reorganization as the stockholder held immediately prior thereto, exclusive of any shares purchased by the stockholder in the offering and cash received in lieu of fractional shares, and before giving effect to shares that will be contributed to a charitable foundation that will be established in connection with the conversion and reorganization;

        2. The contribution by First Federal of Northern Michigan Bancorp, Inc. to First Federal Community Foundation (the "Foundation") of
                (i) cash in an amount equal to the value of 2% of the shares of First Federal of Northern Michigan Bancorp, Inc.'s common stock sold in the offering, PROVIDED that the cash contribution does not exceed $375,000, and (ii) First Federal of Northern Michigan Bancorp, Inc. common stock equal to 2% of the shares of common stock sold in the offering, PROVIDED that the common stock contribution does not exceed 37,500 shares. The contribution of cash and the issuance of shares to the Foundation will result in an expense and a related reduction in earnings, and will dilute the voting interests of stockholders, in the quarter in which the conversion and reorganization is completed; and

such other business as may properly come before the Meeting or any adjournment thereof. Management is not aware of any such other business.

        Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Meeting may be adjourned. Stockholders of record at the close of business on February 3, 2005 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

        EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Michael W. Mahler

                                            Michael W. Mahler
                                            Secretary
Alpena, Michigan
February 18, 2005

     IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                              QUESTIONS AND ANSWERS
                   FOR STOCKHOLDERS OF ALPENA BANCSHARES, INC.

You should read this document and the accompanying prospectus (which includes a detailed index) for more information about the conversion and reorganization. The plan of conversion and reorganization and the contribution to the Foundation, described herein, have been conditionally approved by our regulators.

Q.      WHAT ARE STOCKHOLDERS BEING ASKED TO APPROVE?

A. Alpena Bancshares, Inc. stockholders as of February 3, 2005 are being asked to vote on the plan of conversion and reorganization. Pursuant to the plan, Alpena Bancshares, M.H.C. will convert from the mutual holding company form to the stock form of organization (the "Conversion") and as part of the Conversion, we will offer for sale to eligible subscribers and to the public Alpena Bancshares, M.H.C.'s ownership interest in Alpena Bancshares, Inc.

        Additionally, stockholders are being asked to approve the contribution by First Federal of Northern Michigan Bancorp, Inc. of cash and common stock to the Foundation. The contribution will be (i) cash in an amount equal to 2% of the shares of First Federal of Northern Michigan Bancorp, Inc.'s common stock sold in the offering, PROVIDED that the cash contribution does not exceed $375,000, and (ii) First Federal of Northern Michigan Bancorp, Inc. common stock equal to 2% of the shares of common stock sold in the offering, PROVIDED that the common stock contribution does not exceed 37,500 shares. The contribution of cash and the issuance of shares to the Foundation will result in an expense and a related reduction in earnings, and will dilute the voting interests of stockholders, in the quarter in which the conversion and reorganization is completed.

Q.      WHAT ARE REASONS FOR THE MUTUAL-TO-STOCK CONVERSION AND RELATED
        OFFERING?

A. The primary reasons for the Conversion are: (i) to facilitate growth through branch and whole bank acquisitions as opportunities arise; (ii) to support internal growth through lending in communities we serve;
        (iii) to enhance existing products and services and to support the development of new products and services; (iv) to improve our overall competitive position; and (v) to improve the liquidity of our shares of common stock and enhance stockholder returns through higher earnings and more flexible capital management strategies.

Q. WHAT WILL STOCKHOLDERS RECEIVE FOR THEIR EXISTING ALPENA BANCSHARES, INC. SHARES?

A. As more fully described in the prospectus section entitled "The Conversion," depending on the number of shares sold in the offering, each share of common stock that you own at the time of the completion of the Conversion will be exchanged for between 1.4783 shares at the minimum and 2.300 shares at the adjusted maximum of the offering range of First Federal of Northern Michigan Bancorp, Inc. common stock (although cash will be paid in lieu of fractional shares).

Q. WHY WILL THE SHARES THAT I RECEIVE BE BASED ON A PRICE OF $10.00 PER SHARE RATHER THAN THE TRADING PRICE OF THE COMMON STOCK PRIOR TO THE CONVERSION?

A. The Board of Directors of Alpena Bancshares, Inc. selected a price of $10.00 per share for the stock offered for sale because it is a commonly selected per share price for mutual-to-stock conversions of financial institutions. The number of shares you receive for your existing Alpena Bancshares, Inc. shares does not depend on the market price of Alpena Bancshares, Inc. common stock. It will depend on the number of shares sold in the offering, which will in turn depend on the final independent appraisal of the pro forma market value of First Federal of Northern Michigan Bancorp, Inc., assuming completion of the Conversion and offering. The result will be that each existing stockholder will own the same percentage of First Federal of Northern Michigan Bancorp, Inc. after the Conversion as the stockholder held in Alpena Bancshares, Inc. just prior thereto,

                                      (i)
        exclusive of (i) any shares purchased by the stockholder in the offering, (ii) shares contributed to the Foundation and (iii) cash received in lieu of fractional shares.

Q.      SHOULD I SUBMIT MY STOCK CERTIFICATES NOW?

A. No. If you hold your stock certificate(s), instructions for exchanging the shares will be sent to you AFTER completion of the Conversion. If your shares are held in "street name" (E.G., in a brokerage account) rather than in certificate form, the share exchange will be reflected automatically in your account upon completion of the Conversion.

Q.      WILL MY DIVIDENDS DECREASE?

A. Alpena Bancshares, Inc. currently pays a cash dividend of $0.10 per quarter, or $.40 per share on an annualized basis. After the Conversion, we intend to continue to pay cash dividends on a quarterly basis. We expect the quarterly dividends to equal $0.07, $0.06, $0.05 and $0.04 per share at the minimum, midpoint, maximum and adjusted maximum of the offering range, respectively, which represents an annual dividend yield of 2.8%, 2.4%, 2.0% and 1.6%, at the minimum, midpoint, maximum and adjusted maximum of the offering range, respectively, based upon a price of $10.00 per share. The amount of dividends that we intend to pay after the Conversion is intended to preserve the per share dividend amount, as adjusted to reflect the exchange ratio, that Alpena Bancshares, Inc. stockholders currently receive.

Q. IF MY SHARES ARE HELD IN STREET NAME, WILL MY BROKER AUTOMATICALLY VOTE ON MY BEHALF?

A. No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, using the directions that your broker provides to you.

Q.      WHAT IF I DO NOT GIVE VOTING INSTRUCTIONS TO MY BROKER?

A. Your vote is important. If you do not instruct your broker to vote your shares, the unvoted proxy will have THE SAME EFFECT AS A VOTE AGAINST the plan of conversion and reorganization.

Q. MAY I PLACE AN ORDER TO PURCHASE SHARES IN THE OFFERING, IN ADDITION TO THE SHARES THAT I WILL RECEIVE IN THE EXCHANGE?

A. Yes. Eligible depositors and eligible borrowers of First Federal of Northern Michigan have priority subscription rights allowing them to purchase common stock in the subscription offering. Shares not purchased in the subscription offering may be available for sale to the public in a community offering, as fully described in the prospectus. Alpena Bancshares, Inc. stockholders as of January 31, 2005 have a preference in the community offering over other shareholders. Stockholders of Alpena Bancshares, Inc. are subject to an ownership limitation. Shares of common stock purchased in the offering by a stockholder and his associates or individuals acting in concert with the stockholder, PLUS any shares a stockholder and these individuals receive in the exchange for existing shares of Alpena Bancshares, Inc. common stock, may not exceed 5% of the total shares of common stock of First Federal of Northern Michigan Bancorp, Inc. to be issued and outstanding after the completion of the Conversion. IF YOU ARE THE REGISTERED HOLDER OF YOUR COMMON STOCK, YOU WERE MAILED A STOCK ORDER FORM AND ORDER REPLY ENVELOPE WITH THIS DOCUMENT. IF YOU HOLD YOUR SHARES IN STREET NAME WITH A BROKER, YOU MUST CALL THE STOCK INFORMATION CENTER IF YOU WOULD LIKE TO RECEIVE A STOCK ORDER FORM. THE TELEPHONE NUMBER IS (989) 354-7356.


                                OTHER QUESTIONS?

                                      (ii)

For answers to other questions, please read the proxy statement and the enclosed prospectus. Questions about the Conversion, the offering or voting may be directed to the Stock Information Center by calling (989) 354-7356, from 9:30 a.m. to 4:00 p.m., Monday through Friday.

                                     (iii)

                                 PROXY STATEMENT
                                       OF
                             ALPENA BANCSHARES, INC.
                             100 SOUTH SECOND AVENUE
                             ALPENA, MICHIGAN 49707
                                 (989) 356-9041

                         SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MARCH 23, 2005

        This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alpena Bancshares, Inc. (the "Company"), to be used at the Special Meeting of Stockholders of the Company (the "Meeting"), which will be held on March 23, 2005 at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, at 10:00 a.m. Michigan time, and all adjournments thereof. The accompanying Notice of Special Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about February 18, 2005.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. PLEASE SIGN AND RETURN YOUR PROXY IN ORDER FOR YOUR VOTE TO BE COUNTED. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES, IF SIGNED, WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE MEETING.

        Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above, or by filing a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

        Holders of record of the Company's common stock at the close of business on February 3, 2005 (the "Voting Record Date") are entitled to one vote for each share of common stock held. As of the Voting Record Date, there were 1,659,480 shares of common stock issued and outstanding, 920,000 of which were held by Alpena Bancshares, M.H.C. (the "Mutual Holding Company"), and 739,480 of which were held by stockholders other than the Mutual Holding Company (the "Public Stockholders"). The presence in person or by proxy of a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting.

        Pursuant to Office of Thrift Supervision ("OTS") regulations and the plan of conversion and reorganization (the "Plan"), completion of the conversion of Alpena Bancshares, M.H.C. from the mutual to the stock form of organization (the "Conversion") is subject to the approval of the Plan by the OTS and by a majority of the total votes eligible to be cast by members of the Mutual Holding Company (i.e., depositors and certain borrowers of the First Federal of Northern Michigan). In addition, the transactions incident to the Conversion and the Plan must be approved by (i) at least two-thirds of the outstanding shares of common stock, and (ii) a majority of outstanding shares held by the Public Stockholders. With respect to each vote requirement, abstentions and broker non-votes will have the same effect as a vote against the Plan. No proxy that is voted against approval of the Plan will be voted in favor of adjournment to further solicit proxies. The Mutual Holding Company has indicated its intention to vote all of its shares to approve the Plan.

--------------------------------------------------------------------------------
        PROPOSAL I--APPROVAL OF THE PLAN OF CONVERSION AND REORGANIZATION
--------------------------------------------------------------------------------

        In addition to this proxy statement, you have received as part of this mailing a prospectus that describes the Company, the Conversion and the related offering. The prospectus is incorporated by reference into this proxy statement. Therefore, you should carefully read the prospectus prior to voting on the proposals to be presented at the Meeting. Details of the Conversion are addressed in the prospectus sections entitled "Summary" and "The Conversion."

        Following the Conversion, the Mutual Holding Company will cease to exist and therefore will no longer control a majority of the issued and outstanding shares of common stock of the Company. Existing Public Stockholders of the Company will become stockholders of First Federal of Northern Michigan Bancorp, Inc., a new Maryland corporation. The rights of stockholders of the new Maryland corporation will be more limited than the rights stockholders of the Company currently have. The differences in stockholder rights under the Maryland articles of incorporation and bylaws, while permitted, are not mandated by Maryland law, but have been chosen by management as being in the best interests of the newly formed Maryland corporation and all of its stockholders.

        The material differences are as follows:

1. APPROVAL BY AT LEAST 80% OF OUTSTANDING SHARES IS REQUIRED TO REMOVE A DIRECTOR FOR CAUSE. Under the current federal bylaws, any director may be removed for cause by the holders of a majority of the outstanding voting shares. First Federal of Northern Michigan Bancorp, Inc.'s Maryland articles of incorporation provide that any director may be removed for cause by the holders of at least 80% of the outstanding voting shares of First Federal of Northern Michigan Bancorp, Inc.

2. STOCKHOLDERS MAY NOT CALL SPECIAL MEETINGS. Special meetings of the Company's current stockholders may be called by the holders of not less than one-tenth of the outstanding capital stock entitled to vote at the meeting. First Federal of Northern Michigan Bancorp, Inc.'s Maryland bylaws provide that special meetings of the stockholders may be called upon the written request of shareholders entitled to cast at least a majority of all votes entitled to vote at the meeting.

3. GREATER LEAD TIME IS REQUIRED FOR STOCKHOLDERS TO SUBMIT STOCKHOLDER PROPOSALS. The Company's current bylaws provide that stockholders must submit nominations for election of directors at an annual meeting of stockholders and any new business to be taken up at such a meeting must be by filed in writing with the Company at least five days before the date of any such meeting. First Federal of Northern Michigan Bancorp, Inc.'s bylaws generally provide, however, that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of stockholders must submit written notice to First Federal of Northern Michigan Bancorp, Inc. at least 90 days prior to the anniversary date of the mailing of proxy materials in connection with the immediately preceding annual meeting of stockholders.

4. APPROVAL BY AT LEAST 80% OF OUTSTANDING SHARES IS REQUIRED TO AMEND THE ARTICLES OF INCORPORATION AND BYLAWS. No amendment of the Company's charter may be made unless it is first proposed by the Board of Directors of the Company, then preliminarily approved by the OTS, and thereafter approved by the holders of a majority of the total votes eligible to be cast at a legal meeting. First Federal of Northern Michigan Bancorp, Inc.'s articles of incorporation may be amended by the vote of the holders of a majority of the outstanding shares of First Federal of Northern Michigan Bancorp, Inc. common stock, except that the provisions of the articles of incorporation governing the calling of meetings of stockholders and the prohibition of action by written consent of stockholders, stockholder nominations and proposals, limitations on voting rights of 10% stockholders, the number and staggered terms of directors, vacancies on the Board of Directors and removal of directors, approval of certain business combinations, indemnification of officers and directors, and the manner of amending the articles of incorporation and bylaws, may not be repealed, altered, amended or rescinded except by the vote of the holders of at least 80% of the outstanding shares of First Federal of Northern Michigan Bancorp, Inc.

        The bylaws of Alpena Bancshares, Inc. may be amended by a majority vote of the full Board of Directors of Alpena Bancshares, Inc. or by a majority of the votes cast by the stockholders of Alpena Bancshares, Inc. at any legal meeting. First Federal of Northern Michigan Bancorp, Inc.'s bylaws may only be amended by a majority vote of the Board of Directors of First Federal of Northern Michigan Bancorp, Inc. or by the holders of at least 80% of the outstanding common stock of First Federal of Northern Michigan Bancorp, Inc.

5. RESIDENCY REQUIREMENT EXISTS FOR DIRECTORS. First Federal of Northern Michigan Bancorp, Inc.'s bylaws provide that only persons who reside or work in a county in which First Federal of Northern Michigan maintains an office or in a county contiguous to a county in which First Federal of Northern Michigan maintains an office will be qualified to be appointed or elected to the Board of Directors of First Federal of Northern Michigan Bancorp, Inc. Alpena Bancshares, Inc.'s bylaws have no similar provision.

6. APPROVAL BY AT LEAST 80% OF OUTSTANDING SHARES IS REQUIRED TO APPROVE BUSINESS COMBINATIONS INVOLVING AN INTERESTED STOCKHOLDER. First Federal of Northern Michigan Bancorp, Inc.'s articles of incorporation require the approval of the holders of at least 80% of First Federal of Northern Michigan Bancorp, Inc.'s outstanding shares of voting stock to approve certain "Business Combinations" involving an "Interested Stockholder" except where (i) the proposed transaction has been approved by a majority of the members of the Board of Directors who are unaffiliated with the Interested Stockholder and who were directors prior to the time when the Interested Stockholder became an Interested Stockholder, or
        (ii) certain "fair price" provisions are complied with. The term "Interested Stockholder" includes any person or entity, other than First Federal of Northern Michigan Bancorp, Inc. or its subsidiary, which owns beneficially or controls, directly or indirectly, 10% or more of the outstanding shares of voting stock of First Federal of Northern Michigan Bancorp, Inc. Under Maryland law, absent this provision, business combinations, including mergers, consolidations and sales of substantially all of the assets of a corporation must, subject to certain exceptions, be approved by the vote of the holders of a majority of the outstanding shares of common stock of First Federal of Northern Michigan Bancorp, Inc. and any other affected class of stock. One exception under Maryland law to the majority approval requirement applies to stockholders owning 10% or more of the common stock of a corporation for a period of less than five years. Such 10% stockholder, in order to obtain approval of a business combination, must obtain the approval of two-thirds of the outstanding stock, excluding the stock owned by such 10% stockholder, or satisfy other requirements under Maryland law relating to board of director approval of his or her acquisition of the shares of First Federal of Northern Michigan Bancorp, Inc. The Company's bylaws have no similar provision.

        The Company's Board of Directors believes that the provisions described above and certain other provisions of First Federal of Northern Michigan Bancorp, Inc.'s article of incorporation and bylaws, discussed fully in the prospectus, are prudent and upon consummation of the Conversion will reduce First Federal of Northern Michigan Bancorp, Inc.'s vulnerability to takeover attempts and certain other transactions that have not been negotiated with and approved by First Federal of Northern Michigan Bancorp, Inc.'s Board of Directors. These provisions will also assist First Federal of Northern Michigan Bancorp, Inc. in the orderly deployment of the Conversion proceeds into productive assets during the initial period after the Conversion. The Board of Directors believes these provisions are in the best interests of First Federal of Northern Michigan Bancorp, Inc. and its stockholders. The Board of Directors believes that it will be in the best position to determine the true value of First Federal of Northern Michigan Bancorp, Inc. and to negotiate more effectively for what may be in the best interests of its stockholders. Accordingly, the Board of Directors believes that it is in the best interests of First Federal of Northern Michigan Bancorp, Inc. and its stockholders to encourage potential acquirers to negotiate directly with the Board of Directors of First Federal of Northern Michigan Bancorp, Inc. and that these provisions will encourage such negotiations and discourage hostile takeover attempts. It is also the view of the Board of Directors that these provisions should not discourage persons from proposing a merger or other transaction at a price reflective of the true value of First Federal of Northern Michigan Bancorp, Inc. and that is in the best interests of all stockholders.

        Takeover attempts that have not been negotiated with and approved by the Board of Directors present the risk of a takeover on terms that may be less favorable than might otherwise be available. A transaction that is negotiated and approved by the Board of Directors, on the other hand, can be carefully planned and undertaken at an opportune time in order to obtain maximum value of First Federal of Northern Michigan Bancorp, Inc. for its stockholders, with due consideration given to matters such as the management and business of the acquiring corporation and maximum strategic development of First Federal of Northern Michigan Bancorp, Inc.'s assets.

        Although a tender offer or other takeover attempt may be made at a price substantially above the current market price, such offers are sometimes made for less than all of the outstanding shares of a target company. As a result, stockholders may be presented with the alternative of partially liquidating their investment at a time that may be disadvantageous, or retaining their investment in an enterprise that is under different management and whose objectives may not be similar to those of the remaining stockholders.

        Despite the Board of Directors' belief as to the benefits to stockholders of these provisions of First Federal of Northern Michigan Bancorp, Inc.'s articles of incorporation and bylaws, these provisions may also have the effect of discouraging a future takeover attempt that would not be approved by the Board of Directors, but pursuant to which stockholders may receive a substantial premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such a transaction may not have any opportunity to do so. Such provisions will also make it more difficult to remove our Board of Directors and management. The Board of Directors, however, has concluded that the potential benefits outweigh the possible disadvantages.

        See "Comparison of Stockholders' Rights for Existing Stockholders of First Federal of Northern Michigan Bancorp, Inc." in the enclosed prospectus for a complete discussion of the material differences to stockholders.

                        DISSENTERS' AND APPRAISAL RIGHTS

        Under OTS regulations, stockholders of Alpena Bancshares, Inc. have the right to dissent from the Conversion and to receive payment in cash for the fair value of their shares of Alpena Bancshares, Inc. common stock.

        ENSURING PERFECTION OF APPRAISAL RIGHTS CAN BE COMPLICATED. THE PROCEDURAL RULES ARE SPECIFIC AND MUST BE FOLLOWED PRECISELY. IF A STOCKHOLDER OF ALPENA BANCSHARES, INC. FAILS TO COMPLY WITH THESE PROCEDURAL RULES, THE STOCKHOLDER MAY BECOME INELIGIBLE TO PURSUE APPRAISAL RIGHTS.

        The following discussion is intended as a brief summary of the material provisions of the OTS regulatory procedures that an Alpena Bancshares, Inc. stockholder must follow in order to dissent from the Conversion and obtain payment of the fair value of his or her shares of Alpena Bancshares, Inc. common stock. This summary is not, however, a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 552.14 of the Rules and Regulations of the OTS (12 C.F.R. ss.552.14), which is attached as Appendix A to this proxy statement.

        If you are an Alpena Bancshares, Inc. stockholder and you wish to exercise your appraisal rights, you must satisfy the provisions of Section
552.14 of the Rules and Regulations of the OTS. Section 552.14 has various requirements including the following:

        YOU MUST MAKE A WRITTEN DEMAND FOR APPRAISAL AND VOTE AGAINST THE
CONVERSION: You must deliver a written notice to Alpena Bancshares, Inc. of your intention to dissent from the Conversion before voting on the Conversion. The delivery of such notice must be in addition to and separate and apart from any proxy or vote against the Conversion.

        FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC. WILL NOTIFY YOU OF THE EFFECTIVE DATE OF THE CONVERSION AND OFFER TO PURCHASE YOUR DISSENTING SHARES:
Within 10 days after the effective date of the Conversion, First Federal of Northern Michigan Bancorp, Inc., as the successor to Alpena Bancshares, Inc., will notify each dissenting stockholder of the effective date of the Conversion and offer, in writing, to purchase from each dissenting stockholder his or her dissenting shares at a specified price which First Federal of Northern Michigan Bancorp, Inc. believes to be the fair value of the shares.

        IF YOU ACCEPT THE OFFER, YOU WILL RECEIVE PAYMENT WITHIN 90 DAYS. A dissenting stockholder who accepts First Federal of Northern Michigan Bancorp, Inc.'s offer for the fair value of his or her shares within 60 days of the effective date of the Conversion will receive payment within 90 days of the effective date of the Conversion.

        YOU MUST FILE A PETITION IF YOU DO NOT ACCEPT FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.'S OFFER: If a dissenting stockholder fails to accept the offer within 60 days of the effective date of the Conversion, the dissenting stockholder may file a petition with the OTS demanding a determination of the fair value of their shares. If the petition is not filed within such 60-day period, the stockholder shall be deemed to have accepted the terms of the Conversion.

        YOU MUST SUBMIT YOUR STOCK CERTIFICATE TO THE TRANSFER AGENT. If you file a petition with the OTS, you must submit your stock certificate(s) to our transfer agent within 60 days of the effective date of the Conversion. A stockholder who fails to submit his or her stock certificate(s) shall be deemed to have accepted the terms of the Conversion.

        THE OTS WILL COMMENCE A PROCEEDING AND DIRECT PAYMENT FOR THE SHARES. The OTS will commence a proceeding to determine the fair value of dissenters' shares. At the conclusion of the proceeding, the OTS will issue a directive regarding payment of the fair value of the shares. Payment will be made, together with interest from the effective date of the Conversion, at a rate deemed equitable by the OTS. Costs and expenses associated with the proceeding may be assessed and apportioned by the OTS as the OTS deems equitable, taking into account whether any party has acted arbitrarily, vexatiously or not in good faith with respect to the rights under Section 552.14 of the Rules and Regulations of the OTS.

        PLEASE NOTE THAT A DISSENTING STOCKHOLDER WHO HAS DEMANDED APPRAISAL RIGHTS WILL NOT RECEIVE DIVIDENDS AND WILL NOT BE ENTITLED TO VOTE HIS OR HER SHARES, PROVIDED THAT IF A STOCKHOLDER FAILS TO FOLLOW THE STEPS REQUIRED TO PERFECT APPRAISAL RIGHTS AND ACCEPTS OR IS DEEMED TO ACCEPT THE TERMS OF THE CONVERSION, SUCH STOCKHOLDER SHALL THEN BE ENTITLED TO VOTE AND RECEIVE DIVIDENDS.

        STOCKHOLDERS CONSIDERING SEEKING APPRAISAL FOR THEIR SHARES SHOULD NOTE THAT THE FAIR VALUE OF THEIR SHARES DETERMINED UNDER SECTION 552.14 OF THE RULES AND REGULATIONS OF THE OTS COULD BE MORE, THE SAME OR LESS THAN THE CONSIDERATION THEY WOULD RECEIVE PURSUANT TO THE CONVERSION IF THEY DID NOT SEEK APPRAISAL OF THEIR SHARES.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

--------------------------------------------------------------------------------
          PROPOSAL II - APPROVAL OF THE CONTRIBUTION TO THE FOUNDATION
--------------------------------------------------------------------------------

        All persons receiving this proxy statement are also being given the prospectus, which describes the Foundation as well as the distribution by First Federal of Northern Michigan Bancorp, Inc. of cash and common stock to the Foundation. The contribution will be (i) cash in an amount equal to the value of 2% of the shares of First Federal of Northern Michigan Bancorp, Inc.'s common stock sold in the offering, PROVIDED that the cash contribution does not exceed $375,000, and (ii) First Federal of Northern Michigan Bancorp, Inc. common stock equal to 2% of the shares of common stock sold in the offering, PROVIDED that the common stock contribution does not exceed 37,500 shares. The contribution of cash and the issuance of shares to the Foundation will result in an expense and a related reduction in earnings, and will dilute the voting interests of stockholders, in the quarter in which the conversion and reorganization is completed. See the sections entitled "First Federal Community Foundation" and "Comparison of Valuation and Pro Forma Information With and Without the Foundation" in the prospectus for a discussion of the Foundation.

        The prospectus, in its entirety, is incorporated herein and made a part hereof. Although the prospectus is incorporated herein, this proxy statement does not constitute an offer or a solicitation of an offer to purchase shares of the common stock offered thereby. Please read the prospectus carefully prior to voting on the contribution to the Foundation.

                                  OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Meeting other than the matters described in this proxy statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

        The Plan sets forth the terms, conditions, and provisions of the proposed Conversion. The articles of incorporation and bylaws of First Federal of Northern Michigan Bancorp, Inc., the new Maryland corporation, are exhibits to the Plan. If you would like to receive an additional copy of the prospectus, or a copy of the Plan and the articles of incorporation and bylaws of the new Maryland corporation, you must request such materials in writing, addressed to the Secretary of the Company at the address given above. Such requests must be received by the Company no later than March 9, 2005. If the Company does not receive your request by such date, you will not be entitled to have such materials mailed to you.

        To the extent necessary to permit approval of the Plan, proxies may be solicited by officers, directors, or regular employees of the Company and/or First Federal of Northern Michigan, in person, by telephone, or through other forms of communication and, if necessary, the Meeting may be adjourned to a later date. Such persons will be reimbursed by the Company and/or First Federal of Northern Michigan for their reasonable out-of-pocket expenses, including, but not limited to, telephone and postage expenses incurred in connection with such solicitation. The Company has retained Regan & Associates, Inc., a proxy solicitation firm, to provide advisory services in connection with the solicitation of proxies and will pay Regan & Associates, Inc. a fee of $3,750 for these services. The other costs of solicitation of proxies also will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.

YOUR VOTE IS IMPORTANT. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PLAN AND "FOR" THE CONTRIBUTION TO THE FOUNDATION.

THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES IN THE OFFERING. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                                          BY THE ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Michael W. Mahler

                                          Michael W. Mahler
                                          Secretary
Alpena, Michigan
February 18, 2005

                                   APPENDIX A
 SECTION 552.14 OF THE RULES AND REGULATIONS OF THE OFFICE OF THRIFT SUPERVISION
                         DISSENTER AND APPRAISAL RIGHTS

        (A) RIGHT TO DEMAND PAYMENT OF FAIR OR APPRAISED VALUE. Except as provided in paragraph (b) of this section, any stockholder of a Federal stock association combining in accordance with ss.552.13 of this part shall have the right to demand payment of the fair or appraised value of his stock: Provided, That such stockholder has not voted in favor of the combination and complies with the provisions of paragraph (c) of this section.

        (B) EXCEPTIONS. No stockholder required to accept only qualified consideration for his or her stock shall have the right under this section to demand payment of the stock's fair or appraised value, if such stock was listed on a national securities exchange or quoted on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") on the date of the meeting at which the combination was acted upon or stockholder action is not required for a combination made pursuant to ss.552.13(h)(2) of this part. "Qualified consideration" means cash, shares of stock of any association or corporation which at the effective date of the combination will be listed on a national securities exchange or quoted on NASDAQ, or any combination of such shares of stock and cash.

        (C)     PROCEDURE

        (1) Notice. Each constituent Federal stock association shall notify all stockholders entitled to rights under this section, not less than twenty days prior to the meeting at which the combination agreement is to be submitted for stockholder approval, of the right to demand payment of appraised value of shares, and shall include in such notice a copy of this section. Such written notice shall be mailed to stockholders of record and may be part of management's proxy solicitation for such meeting.

        (2) Demand for appraisal and payment. Each stockholder electing to make a demand under this section shall deliver to the Federal stock association, before voting on the combination, a writing identifying himself or herself and stating his or her intention thereby to demand appraisal of and payment for his or her shares. Such demand must be in addition to and separate from any proxy or vote against the combination by the stockholder.

        (3) Notification of effective date and written offer. Within ten days after the effective date of the combination, the resulting association shall:

        (i) Give written notice by mail to stockholders of constituent Federal stock associations who have complied with the provisions of paragraph
(c)(2) of this section and have not voted in favor of the combination, of the effective date of the combination;

        (ii) Make a written offer to each stockholder to pay for dissenting shares at a specified price deemed by the resulting association to be the fair value thereof; and

        (iii) Inform them that, within sixty days of such date, the respective requirements of paragraphs (c)(5) and (c)(6) of this section (set out in the notice) must be satisfied.

The notice and offer shall be accompanied by a balance sheet and statement of income of the association the shares of which the dissenting stockholder holds, for a fiscal year ending not more than sixteen months before the date of notice and offer, together with the latest available interim financial statements.

        (4) Acceptance of offer. If within sixty days of the effective date of the combination the fair value is agreed upon between the resulting association and any stockholder who has complied with the provisions of paragraph (c)(2) of this section, payment therefor shall be made within ninety days of the effective date of the combination.

        (5) Petition to be filed if offer not accepted. If within sixty days of the effective date of the combination the resulting association and any stockholder who has complied with the provisions of paragraph (c)(2) of this section do not agree as to the fair value, then any such stockholder may file a petition with the Office, with a copy by registered or certified mail to the resulting association, demanding a determination of the fair market value of the stock of all such stockholders. A stockholder entitled to file a petition under this section who fails to file such petition within sixty days of the effective date of the combination shall be deemed to have accepted the terms offered under the combination.

        (6) Stock certificates to be noted. Within sixty days of the effective date of the combination, each stockholder demanding appraisal and payment under this section shall submit to the transfer agent his certificates of stock for notation thereon that an appraisal and payment have been demanded with respect to such stock and that appraisal proceedings are pending. Any stockholder who fails to submit his or her stock certificates for such notation shall no longer be entitled to appraisal rights under this section and shall be deemed to have accepted the terms offered under the combination.

        (7) Withdrawal of demand. Notwithstanding the foregoing, at any time within sixty days after the effective date of the combination, any stockholder shall have the right to withdraw his or her demand for appraisal and to accept the terms offered upon the combination.

        (8) Valuation and payment. The Director shall, as he or she may elect, either appoint one or more independent persons or direct appropriate staff of the Office to appraise the shares to determine their fair market value, as of the effective date of the combination, exclusive of any element of value arising from the accomplishment or expectation of the combination. Appropriate staff of the Office shall review and provide an opinion on appraisals prepared by independent persons as to the suitability of the appraisal methodology and the adequacy of the analysis and supportive data. The Director after consideration of the appraisal report and the advice of the appropriate staff shall, if he or she concurs in the valuation of the shares, direct payment by the resulting association of the appraised fair market value of the shares, upon surrender of the certificates representing such stock. Payment shall be made, together with interest from the effective date of the combination, at a rate deemed equitable by the Director.

        (9) Costs and expenses. The costs and expenses of any proceeding under this section may be apportioned and assessed by the Director as he or she may deem equitable against all or some of the parties. In making this determination the Director shall consider whether any party has acted arbitrarily, vexatiously, or not in good faith in respect to the rights provided by this section.

        (10) Voting and distribution. Any stockholder who has demanded appraisal rights as provided in paragraph (c)(2) of this section shall thereafter neither be entitled to vote such stock for any purpose nor be entitled to the payment of dividends or other distributions on the stock (except dividends or other distribution payable to, or a vote to be taken by stockholders of record at a date which is on or prior to, the effective date of the combination): Provided, That if any stockholder becomes unentitled to appraisal and payment of appraised value with respect to such stock and accepts or is deemed to have accepted the terms offered upon the combination, such stockholder shall thereupon be entitled to vote and receive the distributions described above.

        (11) Status. Shares of the resulting association into which shares of the stockholders demanding appraisal rights would have been converted or exchanged, had they assented to the combination, shall have the status of authorized and unissued shares of the resulting association.

                             ALPENA BANCSHARES, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                                 MARCH 23, 2005

        The undersigned hereby appoints the full Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Alpena Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at a Special Meeting of Stockholders ("Meeting") to be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, at 10:00 a.m. Michigan time, on March 23, 2005 and any adjournments thereof. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                              FOR        AGAINST       ABSTAIN
1.      A plan of conversion and reorganization (the          [ ]          [ ]           [ ]
        "Plan") pursuant to which Alpena Bancshares,
        M.H.C. (the "Mutual Holding Company") will be
        merged into First Federal of Northern Michigan
        (the "Bank"), and the Company will be succeeded
        by First Federal of Northern Michigan Bancorp,
        Inc., a Maryland corporation that has been
        established for the purpose of completing the
        conversion and reorganization. As described in
        the enclosed proxy statement, the rights of
        stockholders of First Federal of Northern
        Michigan Bancorp, Inc. will be more limited than
        the rights stockholders currently have in the
        Company. As part of the conversion and
        reorganization, shares of common stock
        representing the Mutual Holding Company's
        ownership interest in the Company will be
        offered for sale in a subscription and community
        offering by First Federal of Northern Michigan
        Bancorp, Inc. Shares of common stock of the
        Company currently held by public stockholders
        will be exchanged for shares of First Federal of
        Northern Michigan Bancorp, Inc. pursuant to an
        exchange ratio that will ensure that
        stockholders at the time of the exchange will
        own the same percentage of First


        Federal of Northern Michigan Bancorp, Inc. after the conversion and reorganization as was held in the Company immediately prior thereto, exclusive of any shares purchased by the stockholder in the offering and cash received in lieu of fractional shares, and before giving effect to shares contributed to a charitable foundation;
        and

                                                              FOR        AGAINST       ABSTAIN
2.      The contribution by First Federal of Northern         [ ]          [ ]           [ ]
        Michigan Bancorp, Inc. to First Federal
        Community Foundation (the "Foundation") of (i)
        cash in an amount equal to the value of 2% of
        the shares of First Federal of Northern Michigan
        Bancorp, Inc.'s common stock sold in the
        offering, PROVIDED that the cash contribution
        does not exceed $375,000, and (ii) First Federal
        of Northern Michigan Bancorp, Inc. common stock
        equal to 2% of the shares of common stock sold
        in the offering, PROVIDED that the common stock
        contribution does not exceed 37,500 shares. The
        contribution of cash and shares to the
        Foundation will dilute the voting interests of
        stockholders and will result in an expense, and
        a related reduction in earnings, for the quarter
        in which the conversion is completed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

IF SIGNED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED, WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting.



Dated: _________________, 2005


_________________________                   ____________________________
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER

_________________________                   ____________________________
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
        PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------